Exhibit 10.3(b)

Schedule of Warrants (new financings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended March 31, 2006


                                               Exercise              Shares
  Grant Date         Expiration Date           Price(a)              Granted
  ----------         ---------------          -----------            -------
   01/11/06            01/11/11                 $0.0100            20,000,000
   01/24/06            01/24/11                 $0.0100            20,000,000
   02/13/06            02/13/11                 $0.0100            20,000,000
   02/13/06            02/13/11                 $0.0100            10,750,000
   03/10/06            03/10/11                 $0.0100            24,250,000

                                                                 ---------------
                                                                   95,000,000
                                                                 ===============

(a) Warrant exercise price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the warrant, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the warrant is exercised.




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